UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2005

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

The information included in this Current Report on Form 8-K relates to equity grants made prior to November 7, 2006. Therefore, Arbinet-thexchange, Inc. is filing this Current Report on Form 8-K pursuant to Item 1.01.

Item 1.01 Entry into a Material Definitive Agreement.

Arbinet-thexchange, Inc. (the “Company”) has awarded shares of its restricted common stock, par value $0.001 per share (the “Restricted Stock”), under the Company’s 2004 Stock Incentive Plan, as amended (the “Plan”) to certain of its executive officers and non-employee directors as set forth below.

The following shares of Restricted Stock were awarded under the Plan, are subject to a repurchase right by the Company if the recipient ceases to be a member of the Company’s Board of Directors for any reason prior to the third anniversary of the grant date, and required $0.01 per share consideration to be paid by the recipient.

Name	Position	Date	Award
Robert C. Atkinson	Director	June 16, 2005	3,000 shares of Restricted Stock

Roger H. Moore	Director	August 3, 2005	3,000 shares of Restricted Stock

A copy of the form of Restricted Stock Agreement under the Plan used in connection with the awards made in 2005 and disclosed above is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

The following shares of Restricted Stock were awarded under the Plan, are subject to a repurchase right by the Company if the recipient ceases to be a member of the Company’s Board of Directors for any reason prior to the third anniversary of the grant date, and required $0.01 per share consideration to be paid by the recipient.

Name	Position	Date	Award
Anthony L. Craig	Chairman of the Board	June 16, 2006	7,000 shares of Restricted Stock

Roger H. Moore	Director	June 16, 2006	7,000 shares of Restricted Stock

Michael J. Ruane	Director	June 16, 2006	7,000 shares of Restricted Stock

Alex Mashinsky	Director	August 3, 2006	2,000 shares of Restricted Stock

Michael J. Donahue	Director	August 7, 2006	7,000 shares of Restricted Stock

A copy of the form of Restricted Stock Agreement under the Plan used in connection with the awards made to non-employee directors in 2006 and disclosed above is filed as Exhibit 10.2 hereto and is hereby incorporated by reference.

The following shares of Restricted Stock were awarded under the Plan, are subject to a repurchase right by the Company if the recipient ceases to be an employee of the Company for any reason prior to July 1, 2009, and required $0.01 per share consideration to be paid by the recipient. Notwithstanding the foregoing, in the event of a Change in Control (as defined therein),

•	on the day of the Change in Control event, the restrictions on the Restricted Stock shall lapse as to one-half of the unvested Restricted Stock, with the remaining unvested portion vesting equally over the remaining portion of the vesting term (provided that recipient is employed by the Company or a subsidiary or is associated with the Company or a subsidiary as a director or consultant on the applicable vesting date); and

•	and if within 12 months of such Change in Control, the recipient’s employment with the Company is terminated (other than a termination for cause), then all restrictions shall lapse.

Name	Position	Date	Award
Peter F. Pastorelle	Chief Accounting Officer	July 26, 2006	10,000 shares of Restricted Stock

A copy of the form of Restricted Stock Agreement under the Plan used in connection with the award made in 2006 to an executive officer and disclosed above is filed as Exhibit 10.3 hereto and is hereby incorporated by reference.

In addition, the Company may grant various Restricted Stock awards to executive officers and directors under the Plan.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made in 2005)*

10.2	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made to non-employee directors in 2006)*

10.3	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made to executive officers in 2006)*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ W. Terrell Wingfield, Jr.
Name:	W. Terrell Wingfield, Jr.
Title:	General Counsel and Secretary

Date: November 7, 2006

Exhibit Index

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made in 2005)*

10.2	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made to non-employee directors in 2006)*

10.3	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (Grants made to executive officers in 2006)*

*	Filed herewith.